PREPAYMENTS AND OTHER ASSETS (Tables)	12 Months Ended
Dec. 31, 2024
PREPAYMENTS AND OTHER ASSETS
Schedule of prepayments and other assets

	As at December 31
	2023	2024	2024
	RMB	RMB	US$
Current portion:
Prepayments to suppliers	269,743	149,654	20,503
Contract costs*	157,011	136,222	18,662
Contract assets, net**	543,083	640,074	87,690
VAT prepayments	749,718	1,119,935	153,430
Interest receivable	1,416	948	130
Individual income tax receivable***	11,027	64,943	8,897
Others	80,694	121,298	16,618
	1,812,692	2,233,074	305,930
Non-current portion:
Prepayments for electronic equipment****	860,636	415,462	56,918
Others	10,145	34,521	4,729
	870,781	449,983	61,647
*

The amount represents costs incurred in advance of revenue recognition arising from direct and incremental costs related to enterprise cloud services provided. Such contract costs are recognized as cost of revenue upon the recognition of the related revenues.

**

The amount represents the Group’s rights to consideration for work completed in relation to its services performed but not billed at the end of respective periods. The increase in contract assets as of December 31, 2024 as compared to December 31, 2023 is a result of slowdown in the billing process. The allowance for credit losses on contract assets were RMB40,168 and RMB62,738 (US$8,595) as of December 31, 2023 and 2024, respectively. The amounts charged to expenses for credit losses on contract assets were RMB19,862, RMB19,183 and RMB22,570 (US$3,092), and write-offs charged against the allowance were RMB nil, RMB468 and RMB nil for the years ended December 31, 2022, 2023 and 2024, respectively.

***	The amount represents amounts due from certain employees related to their individual income taxes arising from exercise and vesting of share-based awards.

****The amount represents prepayments made to suppliers for the purchase of computing power equipment.